                                                                    EXHIBIT 23.2


CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 033-07012, No. 033-37573, No. 033-72568, No.
033-58749, No. 333-20333, No. 333-90967, and No. 333-59714) of T. Rowe
Price Group, Inc. of our report dated January 23, 2001 appearing on page 25 of this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
March 4, 2003









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